EXECUTION COPY

                              FOURTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of September 1, 1997, is entered into by and among:

              (1)   BELL   MICROPRODUCTS   INC.,   a   California    corporation
("Borrower");

              (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Banks"); and

              (3) SUMITOMO BANK OF CALIFORNIA, a California banking corporation, as agent for the Banks (in such capacity, "Agent") .

                                    RECITALS

         A. Borrower, the Banks and Agent are parties to a Second Amended and Restated Credit Agreement dated as of May 23, 1995, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 25, 1996, as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 1996, and as amended by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 17, 1997 (the "Credit Agreement") .

         B. Borrower has requested the Banks and Agent to amend the Credit Agreement in certain respects.

         C. The Banks and Agent are willing so to amend the_Credit Agreement upon the terms and subject to the conditions set forth below.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Aqreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendments to Credit Aqreement. Subject to the conditions set forth in paragraph 4 below, the Credit Agreement is hereby amended by amending clause
(ii) of Subparagraph 2.01(c) to read in its entirety as follows:

                  (ii) During such periods as such Revolving Loan is a Revolving LIBOR Loan, at a rate per annum equal at all times during each Interest Period for such Revolving LIBOR Loan to the LIB0 Rate for such Interest Period plus one and four-tenths percent (1.400%);

         3. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Banks that, on the date of this Amendment and after giving effect to the amendment set forth in paragraph 2 above on the Fourth Amendment Effective Date (as defined below), the following are and shall be true and correct on each such date:

                  (a) The  representations and warranties set forth in Paragraph
         4.01 of the Credit Agreement are true and correct in all material respects;

                  (b) No Event of Default or Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

         4.  Fourth  Amendment   Effective  Date.  The  amendments  effected  by
paragraph 2 above shall become effective on September 1, 1997 (the "Fourth Amendment Effective Date"), subject to receipt by the Banks and Agent on or prior to the Fourth Amendment Effective Date of the following, each in form and substance satisfactory to the Banks, Agent and their respective counsel

                  (a) This Amendment duly executed by Borrower, each Bank and Agent;

                  (b) A Certificate of the Secretary of Borrower, dated the Fourth Amendment Effective Date, certifying (i) that the Certificate of Incorporation and Bylaws of Borrower, in the forms delivered to Agent on the Effective Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date; (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in

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


         effect, which authorize the execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby; (iii) that there are no proceedings for the dissolution or liquidation of Borrower (commenced or threatened); and
         (iv) the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform the Amendment;

                  (c) A Certificate of Good Standing (or comparable certificate) for Borrower, certified as of a recent date prior to the Fourth Amendment Effective Date by the Secretary of State of California;

                  (d) Payment of all fees and expenses of Agent's counsel through the Fourth Amendment Effective Date; and

                  (g) Such other  evidence  as Agent or any Bank may  reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment.

         5. Effect of this Amendment. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement and the other Credit
Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

          6. Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headinqs. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governinq Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.



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



       IN WITNESS WHEREOF, Borrower, the Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                                  BELL MICROPRODUCTS INC.

                                           By: /s/ W. Donald Bell
                                              ----------------------------------
                                              Name: W. Donald Bell
                                              Title: Chairman, President & CEO

AGENT:                                     SUMITOMO BANK OF CALIFORNIA
                                           As Agent

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


BANKS:                                     SUMITOMO BANK OF CALIFORNIA
                                           As a Bank

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

       IN WITNESS WHEREOF, Borrower, the Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                                  BELL MICROPRODUCTS INC.

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

AGENT:                                     SUMITOMO BANK OF CALIFORNIA
                                           As Agent

                                           By:  /S/ S.C. BELLICINI
                                              ----------------------------------
                                              Name:  S.C. BELLICINI
                                              Title: V.P./DEPUTY MANAGER

                                           By:  /S/ F. CLARK WARDEN
                                              ----------------------------------
                                              Name: F. CLARK WARDEN
                                              Title: SR V.P.


BANKS:                                     SUMITOMO BANK OF CALIFORNIA
                                           As a Bank

                                           By:   /S/ S.C. BELLICINI
                                              ----------------------------------
                                              Name:  S.C. BELLICINI
                                              Title: V.P./DEPUTY MANAGER


                                           By: /S/ F. CLARK WARDEN
                                              ----------------------------------
                                              Name:  F. CLARK WARDEN
                                              Title: SR V.P.


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

                                           UNION BANK OF CALIFORNIA, N.A.,
                                           As a Bank


                                           By:         ???
                                              ----------------------------------
                                              Name:    ???
                                              Title:   ???



                                           By:    /s/ KELLY D. TAKAHASHI
                                              ----------------------------------
                                              Name: Kelly D. Takahashi
                                              Title: Vice President


                                           BANKBOSTON, N.A.,
                                           (formerly known as The First National
                                           Bank of Boston), As a Bank



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           COMERICA BANK-CALIFORNIA
                                           As a Bank


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           THE SUMITOMO BANK, LIMITED
                                           As a Bank


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



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

                                           UNION BANK OF CALIFORNIA, N.A.,
                                           As a Bank


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           BANKBOSTON, N.A.,
                                           (formerly known as The First National
                                           Bank of Boston), As a Bank



                                           By: /s/ TERESA J. HELLER
                                              ----------------------------------
                                              Name:  TERESA J. HELLER
                                              Title: Director


                                           COMERICA BANK-CALIFORNIA
                                           As a Bank


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           THE SUMITOMO BANK, LIMITED
                                           As a Bank


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



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

                                           UNION BANK OF CALIFORNIA, N.A.,
                                           As a Bank


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           BANKBOSTON, N.A.,
                                           (formerly known as The First National
                                           Bank of Boston), As a Bank



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           COMERICA BANK-CALIFORNIA
                                           As a Bank


                                           By:  /S/ SCOTT T. SMITH
                                              ----------------------------------
                                              Name:  Scott T. Smith
                                              Title: Vice President


                                           THE SUMITOMO BANK, LIMITED
                                           As a Bank


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           UNION BANK OF CALIFORNIA, N.A.,
                                           As a Bank


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           BANKBOSTON, N.A.,
                                           (formerly known as The First National
                                           Bank of Boston), As a Bank



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           COMERICA BANK-CALIFORNIA
                                           As a Bank


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           THE SUMITOMO BANK, LIMITED
                                           As a Bank


                                           By:  /S/ DAVID HUGHES
                                              ----------------------------------
                                              Name:  David Hughes
                                              Title: ??????


                                           By:  /S/ J. WILLIAM BLOORE
                                              ----------------------------------
                                              Name: J. William Bloore
                                              Title: Vice President



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